                              Financial Statements

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                                DECEMBER 31, 1999
                       WITH REPORT OF INDEPENDENT AUDITORS

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company


                              Financial Statements

                                December 31, 1999




                                    CONTENTS

Report of Independent Auditors................................................1

Audited Financial Statements

Statement of Assets and Liabilities...........................................2
Statement of Operations.......................................................4
Statements of Changes in Net Assets...........................................6
Notes to Financial Statements................................................10

                         Report of Independent Auditors

Contract Holders
Separate Account I of National Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of National Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, Contrafund, Growth Opportunities, Balanced, Growth & Income, and Mid Cap Service Class Divisions) as of December 31, 1999, the related statement of operations for the year then ended and statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds") as of December 31, 1999, by correspondence with the transfer agent of the Fidelity VIP Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account I of National Integrity Life Insurance Company at December 31, 1999, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.




Louisville, Kentucky                                 /s/ Ernst & Young LLP
April 12, 2000

         Separate Account I of National Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1999

                                   MONEY                           EQUITY-                                    INVESTMENT     ASSET
                                   MARKET       HIGH INCOME        INCOME        GROWTH        OVERSEAS       GRADE BOND    MANAGER
                                  DIVISION       DIVISION         DIVISION      DIVISION       DIVISION        DIVISION    DIVISION
                                 ---------------------------------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds
   at value (aggregate cost of
   $351,618,203)                  $ 21,562,323  $ 31,176,658  $ 75,213,986   $ 81,311,083  $ 21,048,888   $ 10,337,495  $ 30,345,705

Receivable from (payable to) the
   general account of National
   Integrity                             6,039         5,558        (4,712)         3,174          (318)           740         1,612
                                 ---------------------------------------------------------------------------------------------------

NET ASSETS                        $ 21,568,362  $ 31,182,216  $ 75,209,274   $ 81,314,257  $ 21,048,570   $ 10,338,235  $ 30,347,317
                                 ===================================================================================================

Unit value                        $      13.93  $      17.05  $      42.47   $      82.26  $      33.94   $      18.57  $      31.72
                                 ===================================================================================================

Units outstanding                    1,548,339     1,828,869     1,770,880        988,503       620,170        556,717       956,725
                                 ===================================================================================================

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                                December 31, 1999

                                                                     ASSET
                                                                    MANAGER:                          GROWTH
                                                   INDEX 500         GROWTH     CONTRAFUND        OPPORTUNITIES
                                                    DIVISION        DIVISION     DIVISION            DIVISION
                                                -------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
   (aggregate cost of $351,618,203)               $ 51,803,547    $ 10,933,364     $70,979,245      $ 11,686,202

Receivable from (payable to) the general
   account of National Integrity                        (2,246)           (385)          4,929               475
                                                -------------------------------------------------------------------

NET ASSETS                                        $ 51,801,301    $ 10,932,979    $ 70,984,174      $ 11,686,677
                                                ===================================================================

Unit value                                        $      34.30    $      23.14    $      30.65      $      15.16
                                                ===================================================================

Units outstanding                                    1,510,242         472,471       2,315,960           770,889
                                                ===================================================================


                                                                GROWTH &          MID CAP
                                                  BALANCED       INCOME       SERVICE CLASS
                                                  DIVISION      DIVISION         DIVISION         TOTAL
                                                ------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
   (aggregate cost of $351,618,203)              $ 7,361,316   $ 15,748,886       $ 873,923   $ 440,382,621

Receivable from (payable to) the general
   account of National Integrity                      (1,121)          (487)            329          13,587
                                                ------------------------------------------------------------

NET ASSETS                                       $ 7,360,195   $ 15,748,399       $ 874,252    $440,396,208
                                                ============================================================

Unit value                                       $     13.59   $      16.78       $   12.94
                                                ============================================

Units outstanding                                    541,589        938,522          67,562
                                                ============================================

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                             Statement of Operations

                          Year Ended December 31, 1999

                                                            MONEY                             EQUITY-
                                                            MARKET          HIGH INCOME       INCOME            GROWTH
                                                           DIVISION          DIVISION        DIVISION          DIVISION
                                                       ----------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from Fidelity VIP Funds          $ 1,476,262      $ 3,282,850      $ 4,148,854      $ 7,135,873

EXPENSES
    Mortality and expense risk and
      administrative charges                                  397,480          420,008        1,163,594          940,822
                                                       ----------------------------------------------------------------------
NET INVESTMENT INCOME                                       1,078,782        2,862,842        2,985,260        6,195,051

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
      Net realized gain (loss) on sales of investments              -       (2,822,581)       7,014,671        6,057,567
      Net unrealized appreciation (depreciation)
         of investments
           Beginning of period                                 11,413       (1,665,786)      17,270,036       16,538,280
           End of period                                       11,413          619,609       11,039,871       25,716,113
                                                       ----------------------------------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period                             -        2,285,395       (6,230,165)       9,177,833
                                                       ----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                                     -         (537,186)         784,506       15,235,400
                                                       ----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                             $ 1,078,782      $ 2,325,656      $ 3,769,766     $ 21,430,451
                                                       ======================================================================

                                                                         INVESTMENT         ASSET
                                                          OVERSEAS       GRADE BOND        MANAGER
                                                          DIVISION        DIVISION        DIVISION
                                                       ----------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from Fidelity VIP Funds         $ 659,274        $ 513,878      $ 2,564,787

EXPENSES
    Mortality and expense risk and
      administrative charges                               235,500          172,743          451,088
                                                       ----------------------------------------------
NET INVESTMENT INCOME                                      423,774          341,135        2,113,699

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
      Net realized gain (loss) on sales of investments   2,344,821          (28,358)       1,919,584
      Net unrealized appreciation (depreciation)
         of investments
           Beginning of period                             771,733          386,531        5,285,685
           End of period                                 4,315,885         (235,957)       4,153,701
                                                       ----------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period                  3,544,152         (622,488)      (1,131,984)
                                                       ----------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                          5,888,973         (650,846)         787,600
                                                       ----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                          $ 6,312,747       $ (309,711)     $ 2,901,299
                                                       ==============================================

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                          Year Ended December 31, 1999

                                                                            ASSET
                                                                           MANAGER:                        GROWTH
                                                            INDEX 500       GROWTH       CONTRAFUND     OPPORTUNITIES
                                                            DIVISION       DIVISION       DIVISION        DIVISION
                                                        ----------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from Fidelity VIP Funds            $  793,851    $  824,460     $ 2,614,185       $ 330,938

EXPENSES
    Mortality and expense risk and
      administrative charges                                   697,072       155,316         900,642         167,667
                                                        ----------------------------------------------------------------
NET INVESTMENT INCOME                                           96,779       669,144       1,713,543         163,271

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
      Net realized gain (loss) on sales of investments       5,682,354       568,971       5,725,497         614,855
      Net unrealized appreciation (depreciation)
        of investments
           Beginning of period                              10,550,064     1,293,807      19,846,348       1,513,343
           End of period                                    13,584,720     1,515,760      25,922,092       1,032,100
                                                        ----------------------------------------------------------------
      Change in net unrealized appreciation/
        depreciation during the period                       3,034,656       221,953       6,075,744        (481,243)
                                                        ----------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                              8,717,010       790,924      11,801,241         133,612
                                                        ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                               $8,813,789    $1,460,068    $ 13,514,784       $ 296,883
                                                        ================================================================


                                                                       GROWTH &          MID CAP
                                                        BALANCED        INCOME        SERVICE CLASS
                                                        DIVISION       DIVISION       DIVISION (1)     TOTAL
                                                        -------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from Fidelity VIP Funds        $ 278,209     $  227,495        $  6,263    $24,857,179

EXPENSES
    Mortality and expense risk and
      administrative charges                               96,968        197,762           1,709      5,998,371
                                                        --------------------------------------------------------
NET INVESTMENT INCOME                                     181,241         29,733           4,554     18,858,808

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
      Net realized gain (loss) on sales of investments    298,900      1,940,706           2,574     29,319,561
      Net unrealized appreciation (depreciation)
        of investments
           Beginning of period                            375,864      1,782,414               -     73,959,732
           End of period                                   71,434        865,195         152,482     88,764,418
                                                        --------------------------------------------------------
      Change in net unrealized appreciation/
        depreciation during the period                   (304,430)      (917,219)        152,482     14,804,686
                                                        --------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                            (5,530)     1,023,487         155,056     44,124,247
                                                        --------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                           $ 175,711     $1,053,220        $159,610    $62,983,055
                                                        ========================================================

(1)For the period June 15, 1999 (commencement of operations) to December 31, 1999

SEE ACCOMPANYING NOTES.
                                       5

         Separate Account I of National Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1999

                                                           MONEY          HIGH           EQUITY-
                                                          MARKET         INCOME          INCOME         GROWTH
                                                         DIVISION       DIVISION         DIVISION       DIVISION
                                                      -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                        $ 1,078,782    $ 2,862,842     $ 2,985,260    $ 6,195,051
    Net realized gain (loss) on sales of investments              -     (2,822,581)      7,014,671      6,057,567
    Change in net unrealized appreciation/
      depreciation during the period                              -      2,285,395      (6,230,165)     9,177,833
                                                      -----------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                       1,078,782      2,325,656       3,769,766     21,430,451

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                 3,142,440      1,516,213       1,482,020      1,776,268
      Contract terminations and benefits                (13,361,824)    (5,778,831)    (11,730,999)   (11,768,764)
      Net transfers among investment options               (189,190)      (465,189)     (5,798,175)     8,204,398
                                                      -----------------------------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                  (10,408,574)    (4,727,807)    (16,047,154)    (1,788,098)
                                                      -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        (9,329,792)    (2,402,151)    (12,277,388)    19,642,353

Net assets, beginning of year                            30,898,154     33,584,367      87,486,662     61,671,904
                                                      -----------------------------------------------------------------

NET ASSETS, END OF YEAR                                $ 21,568,362   $ 31,182,216     $75,209,274   $ 81,314,257
                                                      =================================================================

UNIT TRANSACTIONS
    Contributions                                           231,459         89,689          34,710         26,333
    Terminations and benefits                              (971,025)      (351,686)       (277,014)      (165,572)
    Net transfers                                           (14,491)       (10,784)       (147,514)       111,228
                                                      -----------------------------------------------------------------
Net increase (decrease) in units                           (754,057)      (272,781)       (389,818)       (28,011)
                                                      =================================================================

                                                                          INVESTMENT      ASSET
                                                         OVERSEAS         GRADE BOND     MANAGER
                                                         DIVISION          DIVISION      DIVISION
                                                      ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                         $ 423,774        $ 341,135    $ 2,113,699
    Net realized gain (loss) on sales of investments     2,344,821          (28,358)     1,919,584
    Change in net unrealized appreciation/
      depreciation during the period                     3,544,152         (622,488)    (1,131,984)
                                                      ---------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                      6,312,747         (309,711)     2,901,299

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                  355,987          486,069        425,103
      Contract terminations and benefits                (3,075,353)      (1,664,507)    (6,239,455)
      Net transfers among investment options               987,114        2,559,041     (1,500,014)
                                                      ---------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                  (1,732,252)       1,380,603     (7,314,366)
                                                      ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        4,580,495        1,070,892     (4,413,067)

Net assets, beginning of year                           16,468,075        9,267,343     34,760,384
                                                      ---------------------------------------------

NET ASSETS, END OF YEAR                               $ 21,048,570     $ 10,338,235   $ 30,347,317
                                                      =============================================

UNIT TRANSACTIONS
    Contributions                                           13,604           25,872         14,316
    Terminations and benefits                             (112,456)         (89,393)      (207,128)
    Net transfers                                           36,266          132,996        (51,582)
                                                      ---------------------------------------------
Net increase (decrease) in units                           (62,586)          69,475       (244,394)
                                                      =============================================

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                          Year Ended December 31, 1999

                                                                                    ASSET
                                                                                  MANAGER:                           GROWTH
                                                                  INDEX 500        GROWTH        CONTRAFUND      OPPORTUNITIES
                                                                   DIVISION       DIVISION       DIVISION           DIVISION
                                                           --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                   $ 96,779       $ 669,144     $ 1,713,543          $ 163,271
    Net realized gain (loss) on sales of investments              5,682,354         568,971       5,725,497            614,855
    Change in net unrealized appreciation/
      depreciation during the period                              3,034,656         221,953       6,075,744           (481,243)
                                                           --------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                               8,813,789       1,460,068      13,514,784            296,883

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                         1,869,443         383,228       1,562,188            706,335
      Contract terminations and benefits                         (5,905,547)     (1,306,422)     (9,489,419)        (1,009,656)
      Net transfers among investment options                        578,145      (2,335,710)      1,711,646            790,939
                                                           --------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                           (3,457,959)     (3,258,904)     (6,215,585)           487,618
                                                           --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 5,355,830      (1,798,836)      7,299,199            784,501

Net assets, beginning of year                                    46,445,471      12,731,815      63,684,975         10,902,176
                                                           --------------------------------------------------------------------

NET ASSETS, END OF YEAR                                        $ 51,801,301    $ 10,932,979    $ 70,984,174       $ 11,686,677
                                                           ====================================================================

UNIT TRANSACTIONS
    Contributions                                                    61,063          18,189          58,408             47,356
    Terminations and benefits                                      (186,967)        (61,301)       (349,089)           (68,546)
    Net transfers                                                    26,251        (110,059)         59,242             52,447
                                                           --------------------------------------------------------------------
Net increase (decrease) in units                                    (99,653)       (153,171)       (231,439)            31,257
                                                           ====================================================================

                                                                                                  MID CAP
                                                                                 GROWTH &         SERVICE
                                                                 BALANCED         INCOME           CLASS
                                                                 DIVISION        DIVISION        DIVISION (1)      TOTAL
                                                           -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                 $ 181,241        $ 29,733         $ 4,554     $ 18,858,808
    Net realized gain (loss) on sales of investments               298,900       1,940,706           2,574       29,319,561
    Change in net unrealized appreciation/
      depreciation during the period                              (304,430)       (917,219)        152,482       14,804,686
                                                           -----------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                                175,711       1,053,220         159,610       62,983,055

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          555,881       1,001,553           3,500       15,266,228
      Contract terminations and benefits                          (640,873)     (1,331,220)           (536)     (73,303,406)
      Net transfers among investment options                     1,905,097       2,369,960         711,678        9,529,740
                                                           -----------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                           1,820,105       2,040,293         714,642      (48,507,438)
                                                           -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                1,995,816       3,093,513         874,252       14,475,617

Net assets, beginning of year                                    5,364,379      12,654,886               -      425,920,591
                                                           -----------------------------------------------------------------

NET ASSETS, END OF YEAR                                        $ 7,360,195    $ 15,748,399       $ 874,252     $440,396,208
                                                           =================================================================

UNIT TRANSACTIONS
    Contributions                                                   41,314          62,203             343
    Terminations and benefits                                      (47,835)        (82,253)            (47)
    Net transfers                                                  141,101         146,320          67,266
                                                           -----------------------------------------------------
Net increase (decrease) in units                                   134,580         126,270          67,562
                                                           =====================================================

(1)For the period June 15, 1999 (commencement of operations) to December 31, 1999

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998

                                                                 MONEY          HIGH          EQUITY-
                                                                 MARKET        INCOME         INCOME          GROWTH
                                                                DIVISION      DIVISION       DIVISION        DIVISION
                                                           -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                 $ 888,782    $ 3,728,044     $ 4,069,072    $ 5,745,699
    Net realized gain on sales of investments                            -       (801,344)      4,379,481      3,135,995
    Change in net unrealized appreciation/
      depreciation during the period                                11,413     (4,872,337)       (591,885)     7,969,381
                                                           ----------------------------------------------------------------
Net increase in net assets resulting
    from operations                                                900,195     (1,945,637)      7,856,668     16,851,075

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                        7,683,172      8,856,054       7,648,252      3,421,968
      Contract terminations and benefits                        (2,691,835)    (2,997,649)     (5,623,280)    (2,755,249)
      Net transfers among investment options                     6,847,731     (6,026,119)     (4,949,952)    (1,119,971)
                                                           ----------------------------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                          11,839,068       (167,714)     (2,924,980)      (453,252)
                                                           ----------------------------------------------------------------
INCREASE IN NET ASSETS                                          12,739,263     (2,113,351)      4,931,688     16,397,823

Net assets, beginning of year                                   18,158,891     35,697,718      82,554,974     45,274,081
                                                           ----------------------------------------------------------------

NET ASSETS, END OF YEAR                                       $ 30,898,154   $ 33,584,367    $ 87,486,662   $ 61,671,904
                                                           ================================================================

UNIT TRANSACTIONS
    Contributions                                                  584,624        525,737         201,453         69,040
    Terminations and benefits                                     (202,925)      (181,235)       (149,003)       (55,771)
    Net transfers                                                  513,031       (351,400)       (136,924)       (23,611)
                                                           ----------------------------------------------------------------
Net increase (decrease) in units                                   894,730         (6,898)        (84,474)       (10,342)
                                                           ================================================================

                                                                              INVESTMENT       ASSET
                                                              OVERSEAS        GRADE BOND      MANAGER
                                                              DIVISION         DIVISION       DIVISION
                                                           ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                              $ 930,750        $ 273,063    $ 3,675,533
    Net realized gain on sales of investments                   978,292          259,705      1,045,088
    Change in net unrealized appreciation/
      depreciation during the period                           (305,002)          37,093       (406,409)
                                                           ---------------------------------------------
Net increase in net assets resulting
    from operations                                           1,604,040          569,861      4,314,212

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                     1,093,541        1,092,650      1,930,458
      Contract terminations and benefits                     (1,055,210)        (743,383)    (3,832,539)
      Net transfers among investment options                   (430,261)       1,199,932       (228,711)
                                                           ---------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                         (391,930)       1,549,199     (2,130,792)
                                                           ---------------------------------------------
INCREASE IN NET ASSETS                                        1,212,110        2,119,060      2,183,420

Net assets, beginning of year                                15,255,965        7,148,283     32,576,964
                                                           ---------------------------------------------

NET ASSETS, END OF YEAR                                    $ 16,468,075      $ 9,267,343   $ 34,760,384
                                                           =============================================

UNIT TRANSACTIONS
    Contributions                                                46,142           66,699         71,404
    Terminations and benefits                                   (45,504)         (40,466)      (141,174)
    Net transfers                                               (21,246)          57,607         (6,639)
                                                           ---------------------------------------------
Net increase (decrease) in units                                (20,608)          83,840        (76,409)
                                                           =============================================

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                          Year Ended December 31, 1998

                                                                                    ASSET
                                                                                  MANAGER:                           GROWTH
                                                                  INDEX 500        GROWTH       CONTRAFUND       OPPORTUNITIES
                                                                   DIVISION       DIVISION      DIVISION            DIVISION
                                                           -----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                               $    781,829    $    802,579    $  2,072,832       $     96,869
    Net realized gain on sales of investments                     3,619,609         352,411       2,624,759            225,476
    Change in net unrealized appreciation/
      depreciation during the period                              4,829,291         170,991       8,987,068          1,285,059
                                                           -----------------------------------------------------------------------
Net increase in net assets resulting
    from operations                                               9,230,729       1,325,981      13,684,659          1,607,404

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                         5,157,740       2,886,782       6,518,733          3,346,797
      Contract terminations and benefits                         (1,781,004)       (281,616)     (2,443,405)          (233,462)
      Net transfers among investment options                        603,805         948,447      (2,118,664)         2,333,223
                                                           -----------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                            3,980,541       3,553,613       1,956,664          5,446,558
                                                           -----------------------------------------------------------------------
INCREASE IN NET ASSETS                                           13,211,270       4,879,594      15,641,323          7,053,962

Net assets, beginning of year                                    33,234,201       7,852,221      48,043,652          3,848,214
                                                           -----------------------------------------------------------------------

NET ASSETS, END OF YEAR                                        $ 46,445,471    $ 12,731,815    $ 63,684,975       $ 10,902,176
                                                           =======================================================================

UNIT TRANSACTIONS
    Contributions                                                   204,765         162,656         305,274            257,477
    Terminations and benefits                                       (71,117)        (15,048)       (114,077)           (17,672)
    Net transfers                                                    17,967          30,614        (107,575)           178,875
                                                           -----------------------------------------------------------------------
Net increase (decrease) in units                                    151,615         178,222          83,622            418,680
                                                           =======================================================================

                                                                               GROWTH &
                                                            BALANCED           INCOME
                                                            DIVISION          DIVISION        TOTAL
                                                           ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                              $ 95,616        $ (94,422)   $ 23,066,246
    Net realized gain on sales of investments                  138,125          536,772      16,494,369
    Change in net unrealized appreciation/
      depreciation during the period                           283,572        1,666,976      19,065,211
                                                           ---------------------------------------------
Net increase in net assets resulting
    from operations                                            517,313        2,109,326      58,625,826

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                    1,434,916        3,045,089      54,116,152
      Contract terminations and benefits                      (145,600)        (309,544)    (24,893,776)
      Net transfers among investment options                 1,567,149        3,885,871       2,512,480
                                                           ---------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                       2,856,465        6,621,416      31,734,856
                                                           ---------------------------------------------
INCREASE IN NET ASSETS                                       3,373,778        8,730,742      90,360,682

Net assets, beginning of year                                1,990,601        3,924,144     335,559,909
                                                           ---------------------------------------------

NET ASSETS, END OF YEAR                                    $ 5,364,379     $ 12,654,886   $ 425,920,591
                                                           =============================================

UNIT TRANSACTIONS
    Contributions                                              125,126          228,119
    Terminations and benefits                                  (18,419)         (22,336)
    Net transfers                                              125,073          284,554
                                                           -----------------------------
Net increase (decrease) in units                               231,780          490,337
                                                           =============================

SEE ACCOMPANYING NOTES.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1999


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

National Integrity Life Insurance Company ("National Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, under the insurance laws of the State of New York, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") which, prior to March 3, 2000, was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). Effective March 3, 2000, Integrity and National Integrity were acquired by the Western and Southern Life Insurance Company ("W&S"). (See Note 4 of Notes to Financial Statements.)

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or, for certain contract holders, to a guaranteed interest division provided by National Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed rate guaranteed rate options of National Integrity's Separate Account GPO.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has fourteen investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 1999 for this Separate Account.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

MONEY MARKET PORTFOLIO seeks to earn as high a level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

HIGH INCOME PORTFOLIO seeks a high current income while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

EQUITY-INCOME PORTFOLIO seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities compromising S&P 500. It normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

GROWTH PORTFOLIO seeks capital appreciation. It invests in companies that are believed to have above-average growth potential. These companies tend to have higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for a strong industry or market position. The stocks of these companies are often called "growth" stocks.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S.
dollar-denominated investment-grade bonds.

ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ASSET MANAGER: GROWTH PORTFOLIO is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds and short-term money market instruments. The Portfolio has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The approximate neutral mix for stocks, bonds and short-term instruments is 70%, 25% and 5%, respectively.

CONTRAFUND PORTFOLIO seeks long-term capital appreciation by investing assets primarily in common stocks. The Portfolio invests assets in securities of companies whose value may not fully be recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks. The Portfolio has the ability to purchase other types of securities, including bonds which may be lower-quality debt securities.

BALANCED PORTFOLIO seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the reminder in bonds and other debt securities including lower-quality debt securities, when its outlook is neutral.

GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Investments may also include bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

MID CAP SERVICE CLASS PORTFOLIO invest primarily in common stocks with at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of National Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of National Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, National Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, National Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, National Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during 1999 and the cost of shares held at December 31, 1999 for each division were as follows:

                      DIVISION                            PURCHASES            SALES               COST
----------------------------------------------------------------------------------------------------------------
Money Market                                             $65,716,746         $75,086,003         $ 21,550,910
High Income                                               32,534,798          34,398,669           30,557,049
Equity-Income                                             11,144,145          24,175,502           64,174,115
Growth                                                    21,150,065          16,772,352           55,594,970
Overseas                                                  15,412,659          16,722,969           16,733,003
Investment Grade Bond                                      7,699,189           5,980,542           10,573,452
Asset Manager                                              4,193,855           9,398,189           26,192,004
Index 500                                                 10,801,872          14,165,038           38,218,827
Asset Manager: Growth                                      1,861,925           4,454,586            9,417,604
Contrafund                                                 7,914,026          12,424,816           45,057,153
Growth Opportunities                                       4,310,459           3,658,059           10,654,102
Balanced                                                   5,840,775           3,837,725            7,289,882
Growth & Income                                           12,207,073          10,139,303           14,883,691
Mid Cap Service Class                                        757,537              38,670              721,441
                                                                                            --------------------
                                                                                                 $351,618,203
                                                                                            ====================

3. EXPENSES

National Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


4. EVENTS RELATING TO NATIONAL INTEGRITY, INTEGRITY AND ARM

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. Following the July 29, 1999 announcement, the ratings of ARM and its insurance subsidiaries, including National Integrity, were significantly lowered several times by four major rating agencies, materially and adversely affecting National Integrity's ability to market retail products and adversely affecting the persistency of its existing business during the remainder of 1999.

On December 17, 1999 ARM entered into a Purchase Agreement (the "Purchase Agreement") with W&S whereby W&S agreed to acquire Integrity and National Integrity. On March 3, 2000, W&S and ARM closed the transaction contemplated by the Purchase Agreement. The Company has been assigned a AAA (Extremely Strong) rating for financial strength by Standard & Poor's, AAA (Highest) for claims paying ability from Duff & Phelps' and A (Excellent) for financial strength from A.M. Best. It is expected that Moody's will assign similar ratings to National Integrity.

W&S is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. Western and Southern is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

                              Financial Statements
                                (Statutory Basis)

                             National Integrity Life
                                Insurance Company

                     YEARS ENDED DECEMBER 31, 1999 AND 1998
                       WITH REPORT OF INDEPENDENT AUDITORS

                    National Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years Ended December 31, 1999 and 1998




                                    CONTENTS

Report of Independent Auditors.........................................1

Audited Financial Statements

Balance Sheets (Statutory Basis).......................................2
Statements of Income (Statutory Basis).................................4
Statements of Changes in Capital and Surplus (Statutory Basis).........5
Statements of Cash Flows (Statutory Basis).............................6
Notes to Financial Statements (Statutory Basis)........................8

                         Report of Independent Auditors

Board of Directors
National Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of National Integrity Life Insurance Company as of December 31, 1999 and 1998, and the related statutory basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of National Integrity Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Integrity Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the New York Insurance Department.


                                                    /s/ Ernst & Young LLP
Louisville, Kentucky
March 31, 2000

                   National Integrity Life Insurance Company

                        Balance sheets (Statutory Basis)

                                                     DECEMBER 31,
                                                1999               1998
                                          -------------------------------
                                                   (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
    Bonds                                   $  345,374        $  360,012
    Preferred stocks                             9,740             9,740
    Mortgage loans                               2,350             2,835
    Policy loans                                29,246            26,695
    Cash and short-term investments            110,583            78,883
    Receivable for securities                    1,826                 -
    Federal income tax recoverable               2,769                 -
    Other invested assets                        3,776             3,786
                                          -------------------------------
Total cash and invested assets                 505,664           481,951

Separate account assets                        841,835           771,953
Accrued investment income                        9,618             5,062
Other admitted assets                               71               718



                                          -------------------------------
Total admitted assets                      $ 1,357,188       $ 1,259,684
                                          ===============================



                                                                      DECEMBER 31,
                                                                1999               1998
                                                            -----------------------------------
                                                                     (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                                  $  460,159         $  437,286
      Unpaid claims                                                      50                 50
      Deposits on policies to be issued                               1,067              1,243
                                                            -----------------------------------
    Total policy and contract liabilities                           461,276            438,579

    Separate account liabilities                                    841,835            771,953
    Accounts payable and accrued expenses                               339                 13
    Transfers to separate accounts due or (accrued), net            (14,732)           (27,297)
    Reinsurance balances payable                                        334                207
    Federal income taxes                                                  -              1,005
    Asset valuation reserve                                           3,526              3,204
    Interest maintenance reserve                                      7,884              8,443
    Other liabilities                                                 1,547              4,074
                                                            -----------------------------------
Total liabilities                                                 1,302,009          1,200,181

Capital and surplus:
    Common stock, $10 par value, 200,000 shares
      authorized, issued, and outstanding                             2,000              2,000
    Paid-in surplus                                                  59,244             59,244
    Special surplus funds                                                 -                750
    Unassigned surplus (deficit)                                     (6,065)            (2,491)
                                                            -----------------------------------
Total capital and surplus                                            55,179             59,503
                                                            -----------------------------------
Total liabilities and capital and surplus                       $ 1,357,188        $ 1,259,684
                                                            ===================================


SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

                     Statements of Income (Statutory Basis)

                                                                       YEAR ENDED DECEMBER 31,
                                                                       1999               1998
                                                                           (IN THOUSANDS)
                                                                   -----------------------------------
Premiums and other revenues:
    Premiums and annuity considerations                                 $   13,615         $   13,496
    Deposit-type funds                                                     137,690            196,927
    Net investment income                                                   39,019             36,077
    Amortization of the interest maintenance reserve                         1,127              1,478
    Income from Separate Account Seed Money Investment                      14,800                  -
    Reserve adjustments on reinsurance ceded                                78,722                  -
    Other revenues                                                          16,400              8,331
                                                                    -----------------------------------
Total premiums and other revenues                                          301,373            256,309

Benefits paid or provided:
    Death benefits                                                             961              4,098
    Annuity benefits                                                        20,560             16,475
    Surrender benefits                                                     221,211            142,420
    Payments on supplementary contracts                                      1,812              1,637
    Increase (decrease) in insurance and annuity reserves                   22,961             (9,247)
    Other benefits                                                              93                101
                                                                    -----------------------------------
Total benefits paid or provided                                            267,598            155,484

Insurance and other expenses:
    Commissions                                                             17,791              8,904
    General expenses                                                         7,393             14,876
    Taxes, licenses and fees                                                   795                228
    Net transfers to separate accounts                                         213             63,171
    Other expenses                                                             643              3,871
                                                                    -----------------------------------
Total insurance and other expenses                                          26,835             91,050
                                                                    -----------------------------------
Gain from operations before federal income taxes
    and net realized capital gains (losses)                                  6,940              9,775
Federal income tax expense (benefit)                                        (5,113)                31
Gain from operations before net realized                            -----------------------------------
    capital gains (losses)                                                  12,053              9,744

Net realized capital gains (losses), excluding realized
    capital gains (losses) net of tax transferred to the
    interest maintenance reserve (1999-$567; 1998-$2,681)                   (1,255)               147
                                                                    -----------------------------------
Net income                                                              $   10,798          $   9,891
                                                                    ===================================



SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 1999 and 1998



                                                                         SPECIAL         UNASSIGNED        TOTAL
                                             COMMON      PAID-IN         SURPLUS           SURPLUS       CAPITAL AND
                                              STOCK      SURPLUS          FUNDS           (DEFICIT)        SURPLUS
                                         --------------------------------------------------------------------------
                                                                      (IN THOUSANDS)

Balance, January 1, 1998                  $   2,000     $  59,244      $    750       $   (7,977)      $  54,017
Net income                                                                                 9,891           9,891
Increase in asse
    valuation reserve                                                                     (1,634)         (1,634)
Dividend to shareholder                                                                   (2,771)         (2,771)
                                         -------------------------------------------------------------------------
Balance, December 31, 1998                    2,000        59,244           750           (2,491)         59,503


Net income                                                                                10,798          10,798
Increase in asset
    valuation reserve                                                                       (322)           (322)
Release of Special Surplus Funds                                           (750)             750
Change in surplus in
    separate accounts                                                                    (14,800)        (14,800)
                                         -------------------------------------------------------------------------
Balance, December 31, 1999                $   2,000     $  59,244      $      -       $   (6,065)      $  55,179
                                         ==========================================================================


SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)

                                                                                YEAR ENDED DECEMBER 31,
                                                                                1999               1998
                                                                          -------------------------------------
                                                                                     (IN THOUSANDS)
OPERATIONS:
    Premiums, policy proceeds, and other
      considerations received                                                    $  151,305         $  210,424
    Net investment income received                                                   33,836             36,344
    Commission and expense allowances received on
      reinsurance ceded                                                              83,164                  8
    Benefits paid                                                                  (244,637)          (164,730)
    Insurance expenses paid                                                         (25,653)           (24,148)
    Other income received net of other expenses paid                                 11,458              4,368
    Net transfers from (to) separate accounts                                        12,352            (66,100)
    Federal income taxes recovered (paid)                                             2,441             (4,670)
                                                                          -------------------------------------
Net cash used in operations                                                          24,266             (8,504)

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments
    of investments:
      Bonds                                                                          95,849            291,759
      Preferred stocks                                                                    -             38,672
      Mortgage loans                                                                    485                407
      Other invested assets                                                               -                  8
      Net gains on cash and short-term investments                                        8                 64
Total investment proceeds                                                            96,342            330,910
Taxes paid on capital gains                                                          (1,407)            (1,407)
                                                                          -------------------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                                   94,935            329,503
Cost of investments acquired:
    Bonds                                                                            80,974            232,584
    Preferred stocks                                                                      -             26,322
                                                                          -------------------------------------
Total cost of investments acquired                                                   80,974            258,906
Net increase in policy loans and premium notes                                        2,551                299
                                                                          -------------------------------------
Net cash provided by investment activities                                           11,410             70,298

                    National Integrity Life Insurance Company

                                                             YEAR ENDED DECEMBER 31,
                                                             1999               1998
                                                        ----------------------------------
                                                                (IN THOUSANDS)
FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
    Other sources                                                2,311          8,644
                                                        ------------------------------
Total other cash provided                                        2,311          8,644
                                                        ------------------------------
Other cash applied:
    Dividends to shareholder                                         -          2,771
    Other applications, net                                      6,286            862
                                                        ------------------------------
Total other cash applied                                         6,286          3,633
                                                        ------------------------------
Net cash provided by (used in) financing and
    miscellaneous activities                                    (3,975)         5,011
                                                        ------------------------------

Net increase in cash and short-term investments                 31,701         66,805
Cash and short-term investments at beginning of year            78,883         12,078
                                                        ------------------------------
Cash and short-term investments at end of year              $  110,584      $  78,883
                                                        ==============================

SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

National Integrity Life Insurance Company (the "Company") is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") which is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). The Company is domiciled in the state of New York. The Company, currently licensed in eight states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed

                    National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of gross profits over the estimated term of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND BENEFITS

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

STATEMENT OF CASH FLOWS

Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                                               1999              1998
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Net income as reported in the accompanying statutory
  basis financial statements                                            $        10,798     $      9,891

Deferred policy acquisition costs, net of amortization                            4,073            9,940
Adjustments to customer deposits                                                 (2,613)          (4,560)
Adjustments to invested asset carrying values at
  acquisition date                                                                   19              (32)
Amortization of value of insurance in force                                        (831)            (539)
Amortization of interest maintenance reserve                                     (1,127)          (1,478)
Adjustments for realized investment gains (losses)                               (1,106)           3,646
Adjustments for federal income tax expense                                       (8,084)          (5,200)
Other                                                                            (2,629)            (107)
                                                                       ------------------------------------

Net income (loss), GAAP basis                                          $         (1,500)   $      11,561
                                                                       ====================================

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)


                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  1999              1998
                                                                          ------------------------------------
                                                                                    (IN THOUSANDS)
   Capital and surplus as reported in the accompanying statutory basis
      financial statements                                                      $   55,179    $      59,503
   Adjustments to customer deposits                                                (28,245)         (37,356)
   Adjustments to invested asset carrying values at
     acquisition date                                                               (1,231)              77
   Asset valuation reserve and interest maintenance reserve                         11,410           11,646
   Value of insurance in force                                                       3,702            4,159
   Deferred policy acquisition costs                                                48,063           43,497
   Net unrealized gains (losses) on available-for-sale securities
                                                                                   (48,105)          (7,076)
   Other                                                                            (5,378)           3,474
                                                                          ------------------------------------

   Shareholder's equity, GAAP basis                                               $ 35,395    $      77,924
                                                                          ====================================


Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

     Preferred stocks are reported at cost.

     Short-term investments include investments with maturities of less than one year at the date of acquisition.

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the average cost method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the New York Insurance Department. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

involving cashflows, such as premiums and benefits, are reported in the accompanying financial statements of income in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. In 1998, the NAIC adopted codified statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification

                   National Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES (CONTINUED)

becomes effective for the Company, New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results to the Insurance Department. At this time it is unclear whether New York will adopt Codification. The Company is monitoring developments related to codification and assessing the potential effects any changes would have on the Company's statutory basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                               COST OR             GROSS            GROSS
                                              AMORTIZED          UNREALIZED       UNREALIZED
                                                COST               GAINS            LOSSES         FAIR VALUE
                                         -----------------------------------------------------------------------
                                                                   (IN THOUSANDS)
At December 31, 1999:
 Mortgage-backed securities                $     120,317       $         8      $         4      $     120,321
 Corporate securities                            182,138                15           11,959            170,194
 Asset-backed securities                          22,877                 -                -             22,877
 U.S. Treasury securities and
  obligations of U.S. government
  agencies                                         3,229                 1              199              3,031
 Foreign governments                              16,813                94            1,886             15,021
                                         -----------------------------------------------------------------------
Total bonds                               $      345,374               118           14,048            331,444
                                         =======================================================================
At December 31, 1998:
 Mortgage-backed securities               $      184,619       $         -      $         -      $     184,619
 Corporate securities                            129,725             3,426            7,681            125,470
 Asset-backed securities                          26,483                 -                -             26,483
 U.S. Treasury securities and
  obligations of U.S. government
  agencies                                         2,489                112               -              2,601
 Foreign governments                              16,696                  -           2,471             14,225
                                         -----------------------------------------------------------------------
 Total bonds                              $      360,012       $      3,538     $    10,152      $     353,398
                                         =======================================================================

                   National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1999 and 1998, the fair value of investments in bonds includes $242.4 million and $256.2 million, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                              COST OR
                                          AMORTIZED COST      FAIR VALUE
                                         ------------------------------------
                                                   (IN THOUSANDS)
Years to maturity:
   One or less                             $   1,068         $   1,062
   After one through five                     37,355            37,161
   After five through ten                     24,019            22,460
   After ten                                 139,738           127,563
   Asset-backed securities                    22,877            22,877
   Mortgage-backed securities                120,317           120,321
                                         ------------------------------------

Total                                      $ 345,374         $ 331,444
                                         ====================================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1999 and 1998 were $40.7 million and $262.0 million; gross gains of $1.4 million and $5.6 million, and gross losses of $2.8 million and $1.4 million were realized on those sales, respectively.

                   National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

At December 31, 1999 and 1998, bonds with an admitted asset value of $1,220,000 and $1,218,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company has made no new investments in mortgage loans since 1988. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1999, the Company held no mortgages with interest more than one year past due. During 1999, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

Major categories of the Company's net investment income are summarized as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                      1999              1998
                                                ------------------------------------
                                                          (IN THOUSANDS)
Income:
   Bonds                                             $ 29,956          $ 31,054
   Preferred stocks                                       796             1,328
   Mortgage loans                                         219               245
   Policy loans                                         2,238             2,014
   Cash and short-term investments                      6,218             2,147
   Other                                                  320               279
                                                ------------------------------------
Total investment income                                39,747            37,067

Investment expenses                                      (725)             (656)
Interest expense on repurchase agreements                  (3)             (334)
                                                ------------------------------------
Net investment income                                $ 39,019          $ 36,077
                                                ====================================

                   National Integrity Life Insurance Company

4. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements' substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                                             1999              1998
                                                                       -------------------------------------
                                                                                  (IN THOUSANDS)
Direct premiums and amounts assessed against
 policyholders                                                              $229,228    $      199,389
Reinsurance assumed                                                           10,640            11,757
Reinsurance ceded                                                            (88,563)             (723)
                                                                       -------------------------------------
Net premiums, annuity considerations and deposit-
 type funds                                                                 $151,305    $      210,423
                                                                       =====================================


5. FEDERAL INCOME TAXES

The Company files a consolidated return with Integrity. The method of allocation between the companies is based on separate return calculations with current benefit taken for the use of the Company's losses and credits in the consolidated return.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

                  National Integrity Life Insurance Company

6. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of the Company does not warrant such distribution.

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1999 and 1998, the adjusted capital and surplus of the Company is in excess of the minimum level of RBC that would require regulatory response.

                  National Integrity Life Insurance Company

7. ANNUITY RESERVES

At December 31, 1999 and 1998, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                    Amount          Percent
                                                                               ---------------------------------
                                                                                        (IN THOUSANDS)
At December 31, 1999:
  Subject of discretionary withdrawal (with adjustment):
    With market value adjustment                                                  $ 209,485           17.3%
    At book value less surrender charge of 5% or more                               156,431           12.9%
                                                                                                ----------------
    At market value                                                                 617,377           50.9%
                                                                               -----------------
  Total with adjustment or at market value                                          983,293           81.1%
  Subject to discretionary withdrawal (without adjustment)
   at book value less surrender charge of 5% or more                                166,356           13.7%
  Not subject to discretionary withdrawal                                            62,646            5.2%
                                                                               ---------------------------------
  Total annuity reserves and deposit fund liabilities
   (before reinsurance)                                                           1,212,295
  Less reinsurance ceded                                                              3,772
                                                                               -----------------
Net annuity reserves and deposit fund liabilities                               $ 1,208,523          100.0%
                                                                               =================================

At December 31, 1998:
  Subject of discretionary withdrawal (with adjustment):
    With market value  adjustment                                                 $ 221,118           20.0%
    At book value less surrender charge of 5% or more                                71,502            6.5%
    At market value                                                                 523,230           47.4%
                                                                               ---------------------------------
  Total with adjustment or at market value                                          815,850           73.9%
  Subject to discretionary withdrawal (without adjustment)
   at book value less surrender charge of 5% or more                                228,629           20.7%
  Not subject to discretionary withdrawal                                            60,076            5.4%
                                                                               ---------------------------------
  Total annuity reserves and deposit fund liabilities
   (before reinsurance)                                                           1,104,555          100.0%
                                                                                                ================
  Less reinsurance ceded                                                                  -
                                                                               -----------------
Net annuity reserves and deposit fund liabilities                               $ 1,104,555
                                                                               =================

                  National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include non-indexed products and options (i.e., guaranteed rate options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative.
Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999 is as follows:

                                                                    *NONINDEXED        NONGUARANTEED
                                                                   GUARANTEED MORE       SEPARATE
                                                                      THAN 4%            ACCOUNTS            TOTAL
                                                                 --------------------------------------------------------
                                                                                      (IN THOUSANDS)

Premiums, deposits and other considerations                         $      10,627     $      60,894      $      71,521
                                                                 ========================================================
Reserves for separate accounts with assets at
  fair value                                                        $     209,485     $     617,562      $     827,047
                                                                 ========================================================
Reserves for separate accounts by withdrawal characteristics:
     Subject to discretionary withdrawal (with adjustment):
         With market value adjustment                               $     209,485     $           -      $     209,485
         At book value without market value
           adjustment and with current surrender
           charge of 5% or more                                                 -                 -                  -
         At market value                                                        -           617,562            617,562
                                                                 --------------------------------------------------------
     Total with adjustment or at market value                             209,485           617,562            827,047
     Not subject to discretionary withdrawal                                    -                 -                  -
                                                                 --------------------------------------------------------
Total separate accounts reserves                                    $     209,485     $     617,562      $     827,047
                                                                 ========================================================

* Separate accounts with guarantees.

                  National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1999 and 1998 is presented below:

                                                                                  1999              1998
                                                                            ------------------------------------
                                                                                      (IN THOUSANDS)
Transfers as reported in the Summary of Operations of the Separate Accounts
   Statement:
     Transfers to separate accounts                                               $ 71,521      $     119,350
     Transfers from separate accounts                                              (71,472)           (56,316)
                                                                            ------------------------------------
Net transfers to separate accounts                                                      49             63,034
Reconciling adjustments:
   Other revenues                                                                      164                137
                                                                            ------------------------------------
Transfers as reported in the Summary of Operations of the Life,
   Accident and Health Annual Statement                                             $  213      $      63,171
                                                                            ====================================


9. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosures of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                  National Integrity Life Insurance Company

9. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

                                             DECEMBER 31, 1999              DECEMBER 31, 1998
                                    -----------------------------------  --------------------------
                                          CARRYING            FAIR         CARRYING       FAIR
                                           AMOUNT             VALUE         AMOUNT        VALUE
                                    -----------------------------------  --------------------------
                                                                 (IN THOUSANDS)
Assets:
   Bonds                                  $345,374          $290,545       $360,012     $348,766
   Preferred stocks                          9,740             7,680          9,740        7,981
   Mortgage loans                            2,350             2,350          2,835        2,835
   Cash and short-term investments         110,583           110,583         78,883       78,883

Liabilities:
   Life and annuity reserves for
     investment-type contracts            $382,394          $378,233       $360,606     $359,972
   Separate accounts annuity
     reserves                              826,862           826,164        744,349      733,365

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS AND CASH AND SHORT-TERM INVESTMENTS

The carrying amount of mortgage loans and cash and short-term investments approximates their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of deposit fund liabilities and the remaining annuity reserves are based on the cash surrender value of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

                  National Integrity Life Insurance Company

10. RELATED PARTY TRANSACTIONS

Effective January 1, 1994, the Company entered into an Administrative Services Agreement and an Investment Advisory Agreement with ARM. Under these agreements, ARM performs certain administrative investment advisory and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1999 and 1998, the Company was charged $7.6 million and $8.6 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

11. OTHER ITEMS

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. Following the July 29, 1999 announcement, the ratings of ARM and its insurance subsidiaries were significantly lowered several times by four major rating agencies, materially and adversely affecting the Company's ability to market retail products and adversely affecting the persistency of its existing business.

In order to preserve and maximize value for policyholders as well as for ARM's creditors and/or stockholders, ARM requested supervision with respect to it's insurance subsidiary Integrity from the Ohio Department of Insurance, its domiciliary regulator. On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order. Under the terms of the Supervision Order, Integrity continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but could not make other payments without approval from the Ohio Department of Insurance. The Supervision Order also suspended the processing of surrenders of policies except in cases of approved hardship. On August 31, 1999, the Supervision Order was amended to allow Integrity Life Insurance Company to resume processing surrender requests from its variable life and annuity policyholders.

On December 17, 1999, ARM entered into a Purchase Agreement (the "Purchase Agreement") with The Western and Southern Life Insurance Company ("W&S") whereby W&S agreed to acquire ARM's insurance subsidiaries, Integrity and National Integrity Insurance Company, the ("Insurance Subsidiaries").

                  National Integrity Life Insurance Company

11. OTHER ITEMS (CONTINUED)

On March 3, 2000, ARM closed the transaction contemplated by the Purchase Agreement (the "Closing"). Under the terms of the Purchase Agreement, the purchase price of $119.3 million is subject to a number of downward price adjustments (see below) and was placed in an escrow account. The Company does not expect any remaining proceeds in the escrow (after any such downward adjustments) to be distributed from the escrow prior to the 12 month anniversary of the Closing.

The $119.3 million purchase price may be decreased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million less than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth in the Insurance Subsidiaries September 30, 1999 statutory financial statements plus $2.2 million. The purchase price may be increased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million greater than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' September 30, 1999 statutory financial statements plus $2.2 million.

Subject to certain specified limitations, the purchase price may also be decreased to the extent of any losses by W&S arising out of any inaccuracy in or breach of any of ARM's representations, warranties or covenants.

The purchase price may be further decreased to the extent of any "losses" from the sales or deemed sales of certain securities owned by the Insurance Subsidiaries (the "Securities"). The Securities, which the parties have agreed are to be sold, are set forth on a confidential list. "Losses" are calculated as the aggregate amount by which the "carrying value" of the Securities exceeds the aggregate net sale proceeds from the sales or deemed sales of the Securities. The aggregate "carrying value" of the Securities as of February 29, 2000 was $453.5 million. Losses of $4.7 million have been recognized on securities sold subsequent to entering into the sale transaction.